UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2023
Commission File Number: 1-35335

Groupon, Inc.
(Exact name of registrant as specified in its charter)

Delaware	27-0903295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

600 W Chicago Avenue	60654
Suite 400	(Zip Code)
Chicago
Illinois	(312)	334-1579
(Address of principal executive offices)	(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
    240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
    240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRPN	NASDAQ Global Select Market

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 406 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)
Emerging growth company     ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 17, 2023, Groupon, Inc. (the “Company”) received notification from Kerrie Dvorak that she intends to step down from her role as Chief Accounting Officer, in order to take a part-time leave of absence for personal reasons, effective May 3, 2023 (the “Leave Date”). In connection with this leave of absence, Ms. Dvorak will continue to be employed by the Company and provide part-time assistance to the Company.

Effective on the Leave Date, the Company appointed Kyle Netzly, the Company’s Global Controller, as Interim Chief Accounting Officer.

Ms. Netzly age 41, has served as the Company’s Global Controller since July 2022. Ms. Netzly previously served in various roles at the Company, including as Interim Global Controller since September 2021, North America Controller since April 2021, Senior Director of Accounting since July 2020 and Director of Accounting since September 2017. Prior to joining Groupon, Ms. Netzly held accounting positions at Follett Corporation and KPMG.

In connection with Ms. Netzly’s appointment as Interim Chief Accounting Officer, Ms. Netzly will receive a monthly stipend of $7,500 (in addition to her current base salary), to be paid each month in which she serves (for the full or partial month) as Interim Chief Accounting Officer.

There are no family relationships between Ms. Netzly and any of the directors or executive officers of the Company, and there are no transactions in which Ms. Netzly has an interest requiring disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Ms. Netzly and any other person pursuant to which Ms. Netzly was appointed as an officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.
Date: April 21, 2023
By: /s/ Meagan LeGear Name: Meagan LeGear Title: Vice President, Deputy General Counsel